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                                                                      EXHIBIT 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-74026, No. 333-52180, No. 333-42892 and No.
333-37196) of OpenTV Corp. of our report dated January 23, 2002 relating to the financial statements which appear in this Form 20-F.

/s/ PricewaterhouseCoopers LLP

San Jose, California
June 26, 2002